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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest reported) October 29, 2001

                                 WRC MEDIA INC.
             (Exact name of registrant as specified in its chapter)

          Delaware                     333-96119               13-4066536
(State or other jurisdiction          (Commission             (IRS Employer
of incorporation                      File Number)          Identification No.)


     512 Seventh Avenue, 23rd Floor, New York, NY                  10018
       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (212) 768-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)



Item 5. Other Events and Regulation FD Disclosure.

On October 26, 2001, WRC Media Inc. reported the results for the fiscal quarter ended September 30, 2001 which are set forth in the press release in an Exhibit hereto.

Item 7. Financial Statements and Exhibits.

Exhibit No.                     Exhibit
-----------                     -------

99.1               Press release issued by WRC Media Inc. on October 26, 2001

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WRC MEDIA INC.
                                           (Registrant)



Date October 29, 2001           By: /s/ Charles L. Laurey
                                   -------------------------
                                    Name:  Charles L. Laurey
                                    Title: Secretary